iShares®

iShares, Inc.

Supplement dated May 15, 2013

to the Prospectuses and Statements of Additional Information (“SAI”) for the iShares Core MSCI Emerging Markets ETF, iShares MSCI Emerging Markets Asia Index Fund, iShares MSCI Emerging Markets Small Cap Index Fund, iShares MSCI Emerging Markets Value Index Fund, iShares MSCI Frontier 100 ETF, iShares MSCI USA Index Fund and iShares MSCI World Index Fund (each a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with each Prospectus and SAI.

Effective May 15, 2013, the Standard Creation/Redemption Transaction Fee for each Fund is as follows:

Fund	Standard Creation/Redemption Transaction Fee
iShares Core MSCI Emerging Markets ETF	$15,000
iShares MSCI Emerging Markets Asia Index Fund	$15,000
iShares MSCI Emerging Markets Small Cap Index Fund	$15,000
iShares MSCI Emerging Markets Value Index Fund	$15,000
iShares MSCI Frontier 100 ETF	$6,800
iShares MSCI USA Index Fund	$1,500
iShares MSCI World Index Fund	$15,000

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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